United States
Securities and Exchange Commission

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §.240.14a-12

CHESAPEAKE ENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! 6100 NORTH WESTERN AVENUE OKLAHOMA CITY, OK 73118 CHESAPEAKE ENERGY CORPORATION 2023 Annual Meeting Vote by June 7, 2023 11:59 PM ET You invested in CHESAPEAKE ENERGY CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 8, 2023. Vote Virtually at the Meeting* June 8, 2023 10:00 A.M. Central Time Virtually at: www.virtualshareholdermeeting.com/CHK2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V12057-P87398 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. V1.2

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V12058-P87398 5. In the Board of Directors’ discretion, upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. 1. Election of Directors 1c. Benjamin C. Duster, IV 1a. Domenic J. Dell’Osso, Jr. 1d. Sarah A. Emerson 1b. Timothy S. Duncan 1e. Matthew M. Gallagher 1f. Brian Steck 1g. Michael Wichterich 2. To approve on an advisory basis our named executive officer compensation. 3. To approve on an advisory basis the frequency of shareholder votes on named executive officer compensation. 4. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. For For For 1 Year For For For For For For